UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: May 13, 2009

X-RITE, INCORPORATED

(Exact name of registrant as
specified in its charter)

Michigan	000-14800	38-1737300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4300 44th Street S.E. Grand Rapids, Michigan	49512
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number,
including area code:
(616) 803-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Conditions

On May 13, 2009, X-Rite, Incorporated (the “Company”) issued a press release announcing the results for its first quarter of fiscal 2009.  Also on May 13, 2009, the Company held a conference call for investors to discuss the results for its first quarter of fiscal 2009.  The press release and slide presentation used in connection with the conference call are attached hereto as Exhibits 99.1 and 99.2 respectively.

Item 9.01         Financial Statements and Exhibits.

Exhibits

99.1 -         Press Release dated May 13, 2009.

99.2 -        Slide Presentation for May 13, 2009 Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:	May 13, 2009	X-RITE, INCORPORATED

		By:	/s/ Bradley J. Freiburger
Bradley J. Freiburger
Interim Chief Financial Officer